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                                                                      EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 33-02028, 33-32610, 33-40736, 33-40743, 33-51076,
33-55306, 333-39057, 333-39059, 333-96353 and 333-96357) of The Bombay Company,
Inc. of our report dated March 14, 2001 relating to the financial statements, which appears in this Form 10-K.





PRICEWATERHOUSECOOPERS LLP

Fort Worth, Texas
April 30, 2001